UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21860

Wegener Investment Trust

(Exact name of registrant as specified in charter)

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Address of principal executive offices)

(Zip code)

Steven M. Wegener

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (703) 282-9380

Date of fiscal year end: June 30

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

WEGENER ADAPTIVE GROWTH FUND

A SERIES OF THE WEGENER INVESTMENT TRUST

June 30, 2007

Dear Fellow Shareholders,

Since the inception of the Wegener Adaptive Growth Fund on 9/13/2006 the Fund has returned 11.90%, with a roughly 20% market exposure over the period. In that same time period the S&P 500 has returned 15.73% and the Russell 2000 has returned 15.21%.

Fund Market Risk

Our Intermediate Trend Factors for the market (for an explanation of our Intermediate Term Trend Factors please return to prospectus) were positive for most of the period since inception. However, because our Long Term Reversal Factors were negative (for an explanation of our Long Term Reversal Factors please return to the prospectus) we expected only modest stock market returns and, through hedging techniques, we limited the Fund's market exposure to roughly 20% since inception, causing us to underperform the S&P 500 and the Russell 2000.

This was partially mitigated by our superior stock selection as most of the Fund’s return was due to the Fund’s stock selection performing better than the indices the Fund uses to hedge market exposure (which for this period was the Russell 2000).

Meanwhile, we calculated the Fund’s correlation to the S&P 500 on a daily basis at almost zero when one includes the influence of the Fund’s stock selection and how the Fund’s options’ premium varied. Modern portfolio theory would say a portfolio with that characteristic should have a return close to Treasury Bills, or 4.0% since the inception of the Fund.

The lack of a strong positive correlation with the market can also be seen by looking at monthly performance data.  The Fund’s worst month was October 2006 when it lost 1.00%, while the S&P 500 gained 3.26% and the Russell 2000 gained 5.76%. Conversely, the Fund’s best month was June 2007 when it gained 4.58%, while the S&P 500 lost 1.66% and the Russell 2000 lost 1.46%.

Our Long Term Market Return Expectations

Using what we feel to be optimistic assumptions (1.9% dividend yield, 6.0% growth in dividend, no change in dividend yield), we felt that the stock market, as measured by the S&P 500, would return approximately 7.9% a year at the inception of the Fund. However, in roughly 9.5 months the S&P 500 has returned 15.73%. Longer term this is an unsustainable return for the market to provide. We believe comparisons to the Fund should be made on a longer term basis.

Realistically, our Long Term Reversal Factors for the market are currently very negative. We believe this means that the price appreciation of the market will probably be less than our above assumed 6.0% growth in the market’s fair value (which comes in the form of dividend growth).  Based on where the market was at the Fund’s inception, we would expect the return of the market from that point over the following 7 years to be –0.6%. The only additional assumptions with this return is that the market reaches what historically has been fair value 7 years from the Fund’s inception date.

In practice, the true annualized return may be significantly higher or lower than -0.6% depending on the true dividend yield over the period, the true growth in the dividend, and the true level of investors’ risk tolerance at that time (as measured by the level of the dividend yield at the end of the period).

Risk versus Reward

In the end, in managing the Fund, we look to take risk where we feel there is an adequate reward. Based on our positive Intermediate Trend Factors for the stock market we maintained for the Fund some stock market exposure. However, our very negative Long Term Reversal Factors for the market lowered our expected market return enough that we keep the Fund mostly hedged. This still leaves the Fund’s stock selection as a significant source of risk for the Fund that we expect to be rewarded for taking. Longer term we feel the Fund is positioned to do well relative to the market on a pure return basis and a risk adjusted return basis.

Fund Website

We have created a website for the Fund that will be located at www.wegenerfunds.com. It will contain information about the Fund, which includes a link to weekly comments by us that should help shareholders better understand the Fund and keep informed of its activities.

Thank you for your continued support and trust in us.

Sincerely,

Steven Wegener

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2007

Since Inception (9/13/2006)
Wegener Adaptive Growth Fund	11.90%
S&P 500 Index	15.73%
Russell 2000 Index	15.21%

Wegener Adaptive Growth Fund ($11,190)
S&P 500 Index ($11,573)
Russell 2000 Index ($11,521)
12,000
11,000
10,000
9,000
Sep. 13, 2006
Sep. 30, 2006
Oct. 31, 2006
Nov. 30, 2006
Dec. 31, 2006
Jan. 31, 2007
Feb. 28, 2007
Mar. 31, 2007
Apr. 30, 2007
May 31, 2007
Jun. 30, 2007

This chart assumes an initial investment of $10,000 made on 9/13/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4077.

WEGENER ADAPTIVE GROWTH FUND

Portfolio Illustration

June 30, 2007 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments excluding options and short term investments.

	Wegener Adaptive Growth Fund
	Schedule of Investments
	June 30, 2007

Shares		Value

COMMON STOCKS - 97.43%

Accident & Health Insurance - 4.44%
200	Assurant, Inc.	$ 11,784
200	Partnerre Ltd.	15,500
200	Reinsurance Group of America, Inc.	12,048
		39,332
Air Transportation, Scheduled - 3.03%
2,600	Expressjet Holdings, Inc. *	15,548
600	Pinnacle Airlines Corp. *	11,250
		26,798
Canned, Frozen & Preserved Fruit - 1.27%
2,000	Overhill Farms, Inc. *	11,240

Commercial Banks - 2.41%
200	Bank Of Montreal (Canada)	12,886
100	HDFC Bank Ltd. (India)	8,426
		21,312
Computer Storage Devices - 2.38%
400	Western Digital Corp. *	7,740
600	Xyratex Ltd. (United Kingdom) *	13,338
		21,078
Crude Petroleum & Natural Gas - 1.17%
300	Chesapeake Energy Corp.	10,380

Electric Services - 2.82%
700	Centerpoint Energy, Inc.	12,180
6,400	Commerce Energy Group, Inc. *	12,800
		24,980
Fabricated Plate Work (Boiler Shops) - 1.56%
300	Natco Group, Inc. *	13,812

Finance Services - 1.60%
200	Credit Suisse Group (Switzerland)	14,192

Fire, Marine & Casualty Insurance - 1.41%
500	Procentury Corp.	8,380
100	Safety Insurance Group, Inc.	4,140
		12,520
Food And Kindred Products - 1.28%
350	Unilever Plc. (United Kingdom)	11,291

Foreign Money Center Banks - 1.47%
90	Deutsche Bank (Germany)	13,027

General Building Contractors - Residential - 1.37%
200	Homex Development Corp. (Mexico) *	12,118

General Industrial Machinery & Equipment - 1.46%
200	Lufkin Industries, Inc.	12,910

Industrial Organic Chemicals - 1.42%
500	Methanex Corp. (Canada)	12,570

Insurance Agents, Brokers & Service - 1.50%
900	Brooke Corp.	13,311

Leather & Leather Products - 0.77%
600	Jaclyn, Inc. *	6,828

Medicinal Chemicals & Botanical Products - 2.39%
600	Mannatech, Inc.	9,534
700	Nutraceutical International Corp. *	11,599
		21,133
Metal Mining - 2.13%
200	Southern Copper Corp.	18,852

National Commercial Banks - 1.02%
150	UBS A.G. (Switzerland)	9,001

Oil & Gas Field Exploration Services - 1.68%
300	CGG Veritas (France) *	14,913

Oil & Gas Field Machinery & Equipment - 3.19%
200	W-H Energy Services, Inc. *	12,382
200	FMC Technologies, Inc. *	15,844
		28,226
Oil & Gas Field Services - 2.04%
700	Complete Production Services, Inc. *	18,095

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.72%
600	Span American Medical Systems, Inc.	15,210

Petroleum Refining - 3.15%
200	Marathon Oil Corp.	11,992
200	Sunoco, Inc.	15,936
		27,928
Pharmaceutical Preparations - 6.97%
600	Aspreva Pharmaceuticals Corp. (Canada) *	10,380
600	Biovail Corp. International (Canada)	15,252
100	Cephalon, Inc. *	8,039
100	Johnson & Johnson	6,162
400	Sciele Pharma, Inc. *	9,424
900	Viropharma, Inc. *	12,420
		61,677
Plastics Products - 1.79%
1,500	ICO, Inc. *	15,855

Printed Circuit Boards - 2.31%
3,500	SMTC Corp. (Canada) *	20,440

Radiotelephone Communications - 1.05%
600	Hellenic Telecommuncations (Greece)	9,330

Real Estate Agents & Managers - 1.55%
2,300	Silverleaf Resorts, Inc. *	13,685

Retail-Auto Dealers & Gasoline - 1.13%
400	Asbury Automotive Group, Inc.	9,980

Retail-Catalog & Mail-Order Houses - 3.29%
800	Systemax, Inc. *	16,648
1,100	Valuevision Media, Inc. *	12,452
		29,100
Retail-Grocery Stores - 1.40%
260	Village Super Market, Inc.	12,431

Security Brokers, Dealers & Flotation Companies - 3.46%
70	Goldman Sachs Group, Inc.	15,173
300	Oppenheimer Holdings, Inc. (Canada)	15,450
		30,623
Semiconductors & Related Devices - 6.41%
2,000	Chipmos Technologies Bermuda, Ltd. (Taiwan) *	14,380
600	Silicon Motion Technology Corp. (Taiwan) *	14,898
1,500	Siliconware Precision Indust Co., Ltd. (Taiwan)	16,500
800	Smart Modular Technologies, Inc. *	11,008
		56,786
Services-Commercial Physical & Biological Research - 1.80%
500	Pharmanet Development Group, Inc. *	15,940

Services-Engineering Services - 1.80%
1,900	Versar, Inc. *	15,979

Services-Help Supply Services - 1.04%
100	Manpower, Inc.	9,224

Services-Skilled Nursing Care - 0.41%
300	Advocat, Inc. *	3,618

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) - 2.62%
1,100	Friedman Industries, Inc.	10,615
300	Steel Dynamics, Inc.	12,573
		23,188
Sugar & Confectionery Products - 1.39%
400	Imperial Sugar Co.	12,316

Surgical & Medical Instruments - 1.11%
900	Aristotle Corp. *	9,846

Telephone Communications (No Radiotelephone) - 1.75%
250	America Movil SA (Mexico)	15,482

Trucking (No Local) - 1.26%
600	US Xpress Enterprises, Inc. *	11,148

Wholesale-Electrical Apparatus - 1.70%
200	Anixter International, Inc. *	15,042

Wholesale-Groceries & Related Products - 1.48%
2,000	Schiff Nutritional International, Inc. *	13,100

Wholesale-Metals Service Centers - 1.91%
300	Reliance Steel & Aluminum Co.	16,878

Women's, Misses', And Juniors - 1.11%
8,400	Tarrant Apparel Group *	9,828

TOTAL FOR COMMON STOCKS (Cost $735,779) - 97.43%		862,553

PUT OPTIONS - 2.70%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Russell 2000 Index
800	September 2007 Put @ 820.00	20,240

	S&P 500 Index
100	September 2007 Put @ 1,500.00	3,690

	Total (Premiums Paid $26,387) - 2.70%	23,930

SHORT TERM INVESTMENTS - 5.95%
52,663	Fidelity Money Market Portfolio Class Select 5.17% ** (Cost $52,663)	52,663

TOTAL INVESTMENTS (Cost $814,829) - 106.08%		939,146

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.08)%		(53,801)

NET ASSETS - 100.00%		$ 885,345

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2007.
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Schedule of Call Options Written
June 30, 2007

CALL OPTIONS WRITTEN

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value
Russell 2000 Index
September 2007 Call @ 820.00	800	$ 37,520

S&P 500 Index
September 2007 Call @ 1,500.00	100	5,250

Total (Premiums Received $41,253)		$ 42,770

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Assets and Liabilities
June 30, 2007

Assets:
Investments, at Value (Cost $814,829)	$ 939,146
Receivables:
Securities Sold	5,117
Shareholder Subscriptions	500
Dividends and Interest	626
Total Assets	945,389
Liabilities:
Covered Call Options Written at Fair Market Value (premiums received $41,253)	42,770
Payables:
Securities Purchased	3,803
Accrued Management Fees	264
Other Accrued Expenses	13,207
Total Liabilities	60,044
Net Assets	$ 885,345

Net Assets Consist of:
Paid In Capital	$ 788,621
Accumulated Undistributed Realized Loss on Investments and Options Written	(26,076)
Unrealized Appreciation in Value of Investments and Options Written	122,800
Net Assets, for 79,096 Shares Outstanding	$ 885,345

Net Asset Value Per Share	$ 11.19

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Operations
For the period September 13, 2006 (commencement of
investment operations) through June 30, 2007

Investment Income:
Dividends (net of foreign witholding taxes of $292)	$ 9,546
Interest	1,310
Total Investment Income	10,856

Expenses:
Advisory Fees (Note 3)	7,736
Legal Fees	8,055
Audit Fees	8,598
Transfer Agent Fees	7,398
Custodial Fees	4,829
Trustee Fees	1,500
Blue Sky Fees	300
Insurance Fees	575
Printing and Mailing Fees	221
Miscellaneous Fees	843
Total Expenses	40,055
Fees Waived and Reimbursed by the Advisor (Note 3)	(27,740)
Net Expenses	12,315

Net Investment Loss	(1,459)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	46,656
Realized Loss on Options	(72,732)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	126,774
Options	(3,974)
Realized and Unrealized Gain (Loss) on Investments	96,724

Net Increase in Net Assets Resulting from Operations	$ 95,265

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statements of Changes in Net Assets
For the period September 13, 2006 (commencement of
investment operations) through June 30, 2007

Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (1,459)
Net Realized Loss on Investments and Options Written	(26,076)
Unrealized Appreciation on Investments and Options Written	122,800
Net Increase in Net Assets Resulting from Operations	95,265

Distributions to Shareholders:
Net Investment Income	0
Realized Gains	0
Net Change in Net Assets from Distributions	0

Capital Share Transactions (Note 5)	690,080

Total Increase	785,345

Net Assets:
Beginning of Period	100,000

End of Period (Including Undistributed Net Investment Loss of $0)	$ 885,345

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

Period*
Ended
6/30/2007

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.02)
Net Gain on Securities (Realized and Unrealized)	1.21
Total from Investment Operations	1.19

Distributions	0.00

Net Asset Value, at End of Period	$ 11.19

Total Return ***	11.90%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 885
Before Waivers
Ratio of Expenses to Average Net Assets ****	6.48%
Ratio of Net Investment Loss to Average Net Assets ****	(4.72)%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.99%
Ratio of Net Investment Loss to Average Net Assets ****	(0.24)%
Portfolio Turnover	81.91%

* For the period September 13, 2006 (commencement of investment operations) through June 30, 2007.
** Per share Net investment income has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends.
**** Annualized
The accompanying notes are an integral part of these financial statements.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2007

Note 1. Organization

The Wegener Adaptive Growth Fund (the “Fund”), is a diversified series of the Wegener Investment Trust (the “Trust”), an open-end regulated investment company that was organized as an Ohio business trust on January 23, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently the only series authorized by the Trustees. The Fund’s investment objective is long-term capital appreciation while attempting to protect capital during negative market conditions using hedging strategies. The Fund’s principal investment strategy is to invest in a portfolio of common stocks that the Fund’s investment manager, Wegener, LLC (the “Advisor”), believes has superior prospects for appreciation.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Company's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Company may be delayed or limited.

Financial Futures Contracts- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2007

Federal Income Taxes- The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Reclassifications – In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of June 30, 2007, the Fund recorded permanent book/tax differences of $1,459 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.99% of its average daily net assets through October 31, 2007. Advisory fee waivers and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.99% per annum. For the period September 13, 2006 (commencement of investment operations) through June 30, 2007, (“the period”), the Advisor earned advisory fees of $7,736, of which all was waived and the Advisor reimbursed the Fund $20,004.  At June 30, 2007 the Fund owed the Advisor $264.

Note 4. Related Party Transactions

Steven M. Wegener is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wegener receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.

Note 5. Capital Stock

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2007 was $788,621 representing 79,096 shares outstanding.

Transactions in capital stock were as follows:

	Period Ended June 30, 2007
	Shares	Amount
Shares Sold	90,138	$900,080
Shares issued in reinvestment of distributions	-	-
Shares redeemed	(21,042)	(210,000)
Net Increase	69,096	$690,080

Note 6. Options

As of June 30, 2007, the Fund had outstanding written call options valued at $42,770.

Transactions in written call options during the period ended June 30, 2007 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at September 13, 2006	-	$ -
Options written	33	133,673
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(24)	(92,420)
Options outstanding at June 30, 2007	9	$ 41,253

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2007

As of June 30, 2007, the Fund held put options valued at $23,930.

Transactions in put options purchased during the period ended June 30, 2007 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at September 13, 2006	-	$ -
Options purchased	33	89,527
Options expired	(8)	(16,852)
Options Terminated	(16)	(46,288)
Options outstanding at June 30, 2007	9	$ 26,387

Note 7. Investment Transactions

For the period ended June 30, 2007, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $1,350,154 and $661,032, respectively.  Purchases and sales of options aggregated $207,971 and $150,105, respectively.   Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 8. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2007 was $812,354 excluding proceeds from options written totaling $42,770.

At June 30, 2007, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) including options written was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$151,786	($25,012)	$126,774

As of June 30, 2007, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed ordinary income	$0
Undistributed long-term capital gain	(30,049)
Unrealized appreciation on investments and options	122,800
$ 92,751

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, fiscal year open straddle loses, and mark to market on section 1256 contracts.

No distributions were paid during the period ended June 30, 2007.

Dividends and Distributions to Shareholders- The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2007, the family of Steven M. Wegener, who serves as a control person of the Advisor and as a trustee and officer of the Trust, in aggregate, owned approximately 99.75% of the Fund.

Note 10.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, on January 1, 2007.  FASB Interpretation No. 48 requires that the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination.  At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JUNE 30, 2007

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”.  The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements.  The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Fund’s financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Wegener Adaptive Growth Fund,

  a series of The Wegener Investment Trust

We have audited the accompanying statement of assets and liabilities of The Wegener Adaptive Growth Fund, a series of The Wegener Investment Trust (the “Fund”), including the schedule of investments, as of June 30, 2007 and the related statements of operations, change in net assets and financial highlights for the period September 13, 2006 (commencement of investment operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of June 30, 2007, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wegener Adaptive Growth Fund, a series of The Wegener Investment Trust as of June 30, 2007, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
August 27, 2007

Wegener Adaptive Growth Fund
Expense Illustration
June 30, 2007 (Unaudited)

Expense Example

As a shareholder of the Wegener Adaptive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2007 through June 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2007	June 30, 2007	January 1, 2007 to June 30, 2007

Actual	$1,000.00	$1,119.00	$10.46

Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

WEGENER ADAPTIVE GROWTH FUND

TRUSTEES AND OFFICERS

JUNE 30, 2007 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Year of Birth	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Michael E. Kitces 922 Jaysmith Street Great Falls, VA 22066 1977	Trustee since 2006	Director of Financial Planning, Pinnacle Advisory Group, Inc. since 11/2002; Client Service Manager with Medallion Financial Group, an independent planning firm, 4/2001-10/2002
Mark D. Pankin 1018 North Cleveland Street Arlington, VA 22201 1945	Trustee since 2006	Owner/Principal of MDP Associates LLC, an investment advisory firm, since 10/1994 (reorganized advisory business from sole proprietorship to LLC in 1/2002)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Year of Birth	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Steven M. Wegener[1] 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 1977	Trustee, Treasurer, President and Chief Compliance Officer since 2006	President, Wegener, LLC (2003-present); Master's Student and Teaching Assistant for Economics and Banking Courses, University of Virginia (2001-2003)
Niloufar Marandiz 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 1975	Secretary since 2006	Project Manager, Vivakos (2007-present). Engineer, Mantaro Networks (2005-2006), Engineer, Isocore (2004-2005), Student, George Mason University (2001-2004)

1 Steven Michael Wegener is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2007 (UNAUDITED)

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4077 to request a copy of the SAI or to make shareholder inquiries.

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4077.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling 1-800-595-4077.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling our toll free number 1-800-595-4077.

Board of Trustees

Michael E. Kitces

Mark D. Pankin

Steven M. Wegener

Investment Adviser

Wegener, LLC

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Wegener Adaptive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that the registrant does not have an audit committee financial expert.  The board of trustees, including the audit committee members, determined that, although none of the members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee.  It was the consensus of the board of trustees that it is not necessary at the present time for the committee to have an audit committee financial expert and that, if novel issues ever arise, the committee will consider hiring an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 10,500

(b)

Audit-Related Fees

Registrant

FY2007

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2007

$ 1,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2007

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 1,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wegener Investment Trust

By /s/Steven M. Wegener

   *Steven M. Wegener

     President and Treasurer

Date September 6, 2007

* Print the name and title of each signing officer under his or her signature.